                                                                      EX 10.27.3

   First Amendment to Marketing/Administration Fund and Incentive Agreement
   ------------------------------------------------------------------------

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Marketing/Administration Fund and Incentive Agreement, dated December 23, 1998 (the "Marketing Agreement"), between Hilton Hotels Corporation ("HHC") and CAIS, Inc. ("CAIS" ) is hereby amended as of this 23 day of April, 1999, as follows:

1. The Marketing Agreement is amended by adding new Paragraph 1A as follows:

   1A. Penetration Rate Incentive.

   (i) A Penetration Rate Incentive Payment shall be paid to HHC during certain years of the Term with respect to corporate owned or managed Hotels that participate in the Services.

   (ii) In the event the "Average Gross Revenue" (defined as (a) the gross Guest Room Usage Fees from all Service-installed Guest Rooms at a participating hotel divided by (b) the minimum number of Service-installed Guest Rooms at such hotel, as defined in Paragraph 10(b) of the First Amendment to Master License Agreement of even date herewith) at a participating corporate owned or managed hotel exceeds $* during each such year, then HHC shall receive as a Penetration Rate Incentive Payment, a percentage (shown in the chart below by hotel property size) of Guest Room Usage Fees at such participating hotel during the balance of each such year, until such time as the Average Gross Revenue at such hotel exceeds $* per Service-installed Guest Room, at which threshold the Penetration Rate Incentive Payment shown in subparagraph 1(A)(iii) would instead apply.

Number of Guest       Incent. Pmt.       Incent. Pmt.        Incent. Pmt.
Rooms                 Year 1             Year 2              Year 3
--------------------- ------------------ ------------------- ------------------
1,000 +               *%                 *%                  *
--------------------- ------------------ ------------------- ------------------
500 - 999             *%                 *%                  *
--------------------- ------------------ ------------------- ------------------
300 - 499             *%                 *%                  *%
--------------------- ------------------ ------------------- ------------------
1 - 299               *%                 *%                  *%
--------------------- ------------------ ------------------- ------------------

   (iii) In the event the Average Gross Revenue at a participating corporate owned or managed hotel exceeds $* during each such year, then HHC shall receive as a Penetration Rate Incentive Payment a percentage (shown in the chart below by hotel property size) of Guest Room Usage Fees at such participating hotel, during the balance of each such year until such time as the Average Gross Revenue at such hotel exceeds $* per Service-installed Guest Room, at which threshold the Penetration Rate Incentive Payment to HHC would cease.

* Confidential Treatment Requested. The redacted material has been separately filed with the Commission.

Number of Guest       Incent. Pmt.       Incent. Pmt.        Incent. Pmt.
Rooms                 Year 1             Year 2              Year 3
--------------------- ------------------ ------------------- ------------------
1,000 +               *%                 *%                  *
--------------------- ------------------ ------------------- ------------------
500 - 999             *%                 *%                  *
--------------------- ------------------ ------------------- ------------------
300 - 499             *%                 *%                  *%
--------------------- ------------------ ------------------- ------------------
1 - 299               *%                 *%                  *%
--------------------- ------------------ ------------------- ------------------

2. The Marketing Agreement is further amended by adding new Paragraph 2A as follows:

   2A. Penetration Rate Marketing Fund Incentive.

   (i) A Penetration Rate Marketing Fund Incentive Contribution shall be contributed by CAIS to the Account referred to in Paragraph 2 during certain years of the Term with respect to those Hotels that are not corporate owned or managed that participate in the Services.

   (ii) In the event the Average Gross Revenue at a participating hotel that is not corporate owned or managed exceeds $* during each such year, then CAIS shall contribute to the Account as a Penetration Rate Marketing Fund Incentive Contribution a percentage (shown in the chart below by hotel property size) of Guest Room Usage Fees at such participating hotel during the balance of each such year, until such time as the Average Gross Revenue at such hotel exceeds $* per Service-installed Guest Room, at which threshold the Penetration Rate Marketing Fund Incentive Contribution shown in subparagraph 2(A)(iii) would instead apply.

Number of Guest       Incent.            Incent.             Incent.
Rooms                 Contribution       Contribution        Contribution
                      Year 1             Year 2              Year 3
--------------------- ------------------ ------------------- ------------------
1,000 +               *%                 *%                  *
--------------------- ------------------ ------------------- ------------------
500 - 999             *%                 *%                  *
--------------------- ------------------ ------------------- ------------------
300 - 499             *%                 *%                  *%
--------------------- ------------------ ------------------- ------------------
1 - 299               *%                 *%                  *%
--------------------- ------------------ ------------------- ------------------

   (iii) In the event the Average Gross Revenue at a participating hotel that is not corporate owned or managed exceeds $* during each such year, then CAIS shall contribute to the Account as a Penetration Rate Marketing Fund Incentive Contribution, a percentage (shown in the chart below by hotel property size) of Guest Room Usage Fees at such participating hotel, during the balance of each such year until such time as the Average Gross Revenue at such hotel exceeds $* per Service-installed Guest Room, at which threshold the Penetration Rate Marketing Fund Incentive Contribution to the Account by CAIS would cease.

* Confidential Treatment Requested. The redacted material has been separately filed with the Commission.

Number of Guest       Incent.            Incent.             Incent.
Rooms                 Contribution       Contribution        Contribution
                      Year 1             Year 2              Year 3
--------------------- ------------------ ------------------- ------------------
1,000 +               *%                 *%                  *
--------------------- ------------------ ------------------- ------------------
500 - 999             *%                 *%                  *
--------------------- ------------------ ------------------- ------------------
300 - 499             *%                 *%                  *%
--------------------- ------------------ ------------------- ------------------
1 - 299               *%                 *%                  *%
--------------------- ------------------ ------------------- ------------------

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the date first above written.

Hilton Hotels Corporation,                   CAIS, Inc.,
a Delaware corporation                       a Virginia corporation

By:   /s/ Dennis Koci                        By:   /s/ William M. Caldwell, IV
      ----------------------                       ---------------------------

Name:  Dennis Koci                           Name: William M. Caldwell, IV
      ----------------------                       ---------------------------

 Title: SVP-HHC                               Title: President
        --------------------                         -------------------------
* Confidential Treatment Requested. The redacted material has been separately filed with the Commission.